SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 8, 2005

Date of Report (Date of earliest event reported)

RCN Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

196 Van Buren Street

Herndon, VA 20170

(Address of principal executive offices, including zip code)

(703) 434-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 8, 2005, RCN Corporation (collectively, with its direct and indirect subsidiaries, “RCN”) updated its 2005 financial outlook in conjunction with its presentation at the UBS 33rd Annual Global Media Conference. A copy of the press release containing the announcement is included as Exhibit 99.1 to this report and is incorporated herein by reference. RCN does not intend for this Item 2.02 or Exhibit 99.1 to be treated as “filed” under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

RCN prepared a slide presentation in connection with RCN’s presentation at the UBS 33rd Annual Global Media Conference. A copy of the slide presentation is included as Exhibit 99.2 to this report and is incorporated herein by reference. RCN does not intend for this item 7.01 or Exhibit 99.2 to be treated as “filed” under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	RCN Corporation Press Release dated December 8, 2005.

Exhibit 99.2	RCN Corporation Slide Presentation dated December 8, 2005.

Exhibit 99.3	First Amendment, dated as of November 30, 2005, to the First Lien Credit Agreement, dated as of December 21, 2004, among RCN Corporation, the lenders from time to time party thereto and Deutsche Bank AG, Cayman Islands Branch, as Administrative Agent, as described in the Form 8-K filed by RCN Corporation on December 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By:	/s/ Peter D. Aquino
Name:	Peter D. Aquino
Title:	President and Chief Executive Officer

Date: December 8, 2005

EXHIBIT INDEX

Exhibit No.
Exhibit 99.1	RCN Corporation Press Release dated December 8, 2005.

Exhibit 99.2	RCN Corporation Slide Presentation dated December 8, 2005.

Exhibit 99.3	First Amendment, dated as of November 30, 2005, to the First Lien Credit Agreement, dated as of December 21, 2004, among RCN Corporation, the lenders from time to time party thereto and Deutsche Bank AG, Cayman Islands Branch, as Administrative Agent, as described in the Form 8-K filed by RCN Corporation on December 5, 2005.